[LOGO] CHRYSLER
                                                                   FINANCIAL

SECURITY AGREEMENT AND CAPITAL LOAN AGREEMENT

THIS SECURITY AND CAPITAL LOAN AGREEMENT (hereinafter called the "Agreement") dated this 15 day of May 1996, is by and between LAKE NORMAN DODGE, INC., having its principal place of business at 20700 TORRENCE CHAPEL RD., PO BOX 457, CORNELIUS, NC, 28031 (hereinafter called "Borrower"), and Chrysler Financial Corporation, a Michigan corporation, having offices located at 27777 Franklin Rd., Southfield, MI 48034 (hereinafter called "Lender").

WHEREAS, Borrower is engaged in business as an authorized motor vehicle dealer, which includes the sale and service of new and used motor vehicles, parts, and accessories (which business hereinafter shall be called "Borrower's Business") and desires to borrow funds from Lender to be used as working capital in the ordinary course of operating Borrower's Business, or as otherwise agreed to by Lender in writing; and

WHEREAS, Lender is willing to lend to Borrower said capital funds on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.0 DEFINITIONS - When used in this Agreement, the following terms shall have the following meanings:

"Account" shall mean any right to payment for Goods sold or leased or for services rendered which is not evidenced by an Instrument of Chattel Paper, whether or not such account has been earned by performance.

"Affiliate" with respect to Borrower shall mean any person, entity or business organization which, directly or indirectly, controls, is controlled by or is under common control with the Borrower.

"Books" shall mean all books, records and correspondence relating to the Collateral, including but not limited to, all ledgers, computer and automatic machinery software and programs, printouts and computer runs and other computer prepared information.

"Chattel Paper" shall mean a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific Goods.

"Collateral" shall mean all property and interests in property or rights in which a security interest is granted by Borrower to Lender in this Agreement pursuant to Section 3 hereof.

"Commitment Letter" shall mean that certain letter attached hereto, if any, between Borrower and Lender, setting forth certain terms and conditions of the Loan.

"Contract Right" shall mean any right of Borrower to payment under a contract for the sale of Goods or the rendering of services, which right is at the time not yet earned by performance.

"Documents" shall mean any bill of lading, dock warrant or receipt, warehouse receipt or order for the delivery of Goods.

"Effective Net Worth" shall mean the reported net worth of Borrower plus subordinated notes payable and net LIFO reserve, minus Affiliate, officer and employee receivables, net unamortized leasehold improvements, intangible assets and all other assets not directly related to Borrower's Business.

"Equipment" shall mean Goods together with any and all accessions, parts and appurtenances thereto, used or bought for use or hereafter bought for use primarily in Borrower's Business which are not included in the definition of Inventory.

"Event of Default" shall mean the occurrence of any of the events as contained in Section 8 of this Agreement.

"General Intangibles" shall mean any personal property (including things in action) other than Goods, Accounts, Chattel Paper, Documents, Instruments and money.

"Goods" shall mean all things which are moveable at the time the security interest attaches or which are fixtures.

"Instrument" shall mean a negotiable instrument or a security or any other writing which evidences a right to the payment of money.

"Inventory" shall mean any and all Goods, now owned or hereafter acquired by Borrower, which are held for sale or lease or are furnished or to be furnished under a contract or service.

"Obligations" shall mean any and all liability, obligation, or indebtedness owed pursuant to the terms and conditions of this Agreement and any and all other agreements, promissory notes, guaranties and contractual arrangements or every kind and nature between Borrower and Lender, whether now or hereafter in existence.

"Proceeds" shall mean whatever is received upon the sale, exchange, collection or other disposition of the Collateral or proceeds, whether cash proceeds or non-cash proceeds.

"Net Working Capital" shall mean the excess of Borrower's current assets over Borrower's current liabilities.

SECTION 2.0 THE LOAN

2.1 Lender hereby agrees to loan to Borrower, and Borrower hereby agrees to borrow from Lender, an amount which shall be evidenced by a promissory note (the "Note") to be executed by Borrower concurrently herewith, which Note shall be in substance and form satisfactory to Lender. The amount borrowed may be increased from time to time upon written request of Borrower approved by Lender. The initial loan and any new advances evidencing increases to the initial loan (hereinafter in the aggregate referred to as the "Loan") shall be subject to the terms and conditions of this Agreement. The Loan may be prepaid at any time in whole or in part without penalty.

2.2  The Note shall evidence the terms or repayment of the Loan.
     The Loan shall bear interest upon the unpaid balance thereof at that rate of interest stated in the Note.
     Principal and interest shall be due and payable on the date(s) and in the amounts as specified in the Note.

2.3 Borrower and Lender agree that it is their respective intentions, and they do specifically agree: (a) that this Agreement, the Note issued hereunder, and any subsequent promissory notes issued hereunder evidencing new advances, and any subsequent agreements between the parties, provide for cross collateralization and cross rights to declare a default whereby all Collateral is security for all Obligations; (b) upon the occurrence of an Event of Default, all Obligations shall be matured, immediately due and payable, notwithstanding any maturity date thereof, or agreements thereto, to the contrary, and (c) that the agreements contained in this Section 2.3 shall be, and are hereby, made a part of all agreements between Borrower and Lender, whether now or hereafter in existence.

SECTION 3.0 SECURITY

3.1 As security for the prompt and complete payment and performance when due of all Obligations due Lender, Borrower hereby grants to Lender a continuing security interest in all of Borrower's right, title and interest in, to and under the following Collateral, whether now owned or hereafter acquired:

     (a) all of Borrower's Accounts, Books, Contract Rights, Documents, Instruments, Chattel Paper and General Intangibles;

     (b) all of Borrower's Equipment, furniture, fixtures, machinery and supplies;

     (c) all of Borrower's Inventory including but not limited to all new and used motor vehicles and all automotive parts and accessories; and



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     (d) all Proceeds and products of any of the foregoing.

3.2 As further and additional security, Borrower hereby assigns to Lender all credits which are now or hereafter become due to the Borrower from Chrysler Motors Corporation, its subsidiaries, affiliates or associated companies, or such other manufacturer from which Borrower purchases its inventory.

SECTION 4.0 BORROWER'S WARRANTIES - To induce Lender to enter into this Agreement to make the loan contemplated hereby, Borrower represents and warrants as follows:

4.1 Borrower operates Borrower's Business in the form of business organization and from the principal place of business as set forth in the introductory paragraph of this Agreement, and Borrower is in good standing, duly authorized, licensed and franchised to operate Borrower's Business.

4.2 All balance sheets, statements of profit and loss and other financial data which have been furnished by Borrower to Lender fairly present the financial condition of Borrower's Business as of the dates stated therein, and the results of its operations for the periods for which the same are furnished; all other information, reports, papers and data furnished to Lender are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter; and there has been no change in the business, earnings, prospects, assets, liabilities or condition (financial or otherwise) of Borrower's Business from that set forth in the most recent financial statements furnished by Borrower to Lender other than changes in the ordinary course of Borrower's Business, none of which changes have been materially adverse.

4.3 None of the assets of Borrower's Business is, as of the date hereof, subject to any mortgage, pledge, lien or encumbrance in favor of anyone other than Lender except liens of the kind permitted by Section 6.2 hereof, unless otherwise agreed to by Lender in writing.

4.4 There is not now pending against Borrower, nor, to the knowledge of counsel to Borrower or Borrower or to the officers, managers or principals of Borrower's Business, is there threatened any litigation or legal, administrative or tax proceedings, investigations or other action or matter, the outcome of which in the opinion of counsel to Borrower or Borrower or such officers, managers or principals could materially adversely affect the continued operation or condition (financial or otherwise) of Borrower's Business.

4.5 Borrower warrants that there exists on the date of this Agreement no Event of Default and no event which with the lapse of time would become an Event of Default.

4.6 Borrower warrants that it is and shall remain the lawful owner of the Collateral, free of all liens and claims whatsoever, other than the security interest created hereby or pursuant hereto, or specifically allowed by this Agreement, and has the authority and right to subject the Collateral to the security interest granted to Lender by this Agreement.

SECTION 5.0 BORROWER'S AFFIRMATIVE COVENANTS - Borrower hereby covenants and agrees that, for so long as there shall remain any indebtedness hereunder:

5.1 Borrower will maintain the existence in good standing of Borrower's Business, and continue to keep in full force and effect any and all licenses, franchises and other authorizations necessary to conduct Borrower's Business.

5.2 Borrower will keep proper Books of the operations of Borrower's Business satisfactory to Lender. Borrower will furnish to Lender within 20 days after the end of each month, for so long as this Agreement shall be effective, balance sheets and statements of profit and loss for each month with respect to Borrower's Business (and, upon request of Lender, Affiliates of Borrower), in such detail as Lender reasonably may require from time to time; and within 120 days after the close of each of Borrower's fiscal years hereafter, for so long as this Agreement shall remain in effect, Borrower will furnish Lender a completed, executed copy of a report of an examination of the financial affairs of Borrower's Business (and, upon request of Lender, Affiliates of Borrower) made by independent certified public accountants selected by Borrower and acceptable to Lender, such report of Borrower's Business and Affiliates, where applicable, to be in such detail and with such certification as Lender reasonably may require from time to time; and Borrower will furnish such other financial statements as Lender reasonably may require from time to time. Borrower will permit Lender to inspect and make copies of the Books of Borrower's Business at all reasonable times and from time to time. All such balance sheets, statements of profit and loss and other financial statements as Borrower may furnish hereunder will fairly present the financial condition of Borrower's Business and Affiliates, where applicable, as of the dates and for the periods for which the same are furnished and shall be certified as true and correct by an appropriate officer of Borrower or Affiliate, as applicable.

5.3 At the time any asset of Borrower's Business is assigned, mortgaged, pledged or otherwise hypothecated to Lender as security for any Obligation, Borrower will be the lawful owner thereof; the same being free from all encumbrances except as specifically stated in the instrument by which the same shall be so assigned, mortgaged, pledged or otherwise hypothecated; and the Borrower will warrant and defend the same against all claims and demands of any kind or nature.

5.4 Borrower promptly will pay when due all contractual obligations calling for the payment of money, taxes, assessments and charges imposed upon Borrower and upon Borrower's Business and Borrowers's properties, assets, operations, products, income or securities and also promptly will pay all claims which constitute, or, if unpaid, may become a lien, charge or encumbrance upon Borrower's Business or any of Borrower's properties, assets, operations, products, income or securities.

5.5 Borrower shall be responsible for all loss and damage to Borrower's Business and agrees to keep Borrower's Business insured against loss or damage by fire, theft, collision and vandalism and against such other losses as Lender may require from time to time. Insurance policies for the said insurance shall be with such companies and in such amounts and in such form as shall be satisfactory to Lender. All such policies of insurance shall contain an endorsement in form and substance satisfactory to Lender, showing loss payable to Lender as its interest may appear, and a certificate of insurance evidencing such coverage will be provided to Lender.

5.6 Borrower will, upon request of Lender, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by Lender) and do all such other acts and things as Lender may from time to time request, to establish and maintain a valid first perfected security interest in the Collateral. (free of all other liens and claims whatsoever except as otherwise expressly provided herein) to secure the payment of the Obligations.

5.7 Borrower will keep, at the address designated above, all Books concerning the Collateral, which Books will be of such character as will enable Lender or its designees to determine at any time the status of the Collateral.

5.8 Borrower will, upon request of Lender, stamp on its Books concerning the Collateral, a notation or other notice(s), in form satisfactory to Lender, or take such other action to place third parties on notice of the security interest of Lender in the Collateral.

5.9 Borrower will, upon request of Lender, immediately deliver to Lender, appropriately endorsed to the order of Lender, any note, trade acceptance, installment contract, chattel paper or other writing for the payment of money which shall be received by Borrower and which may at any time evidence any obligation to Borrower for payment for Goods sold or services rendered.

5.10 Borrower will not sell, assign, create or permit to exist any lien on or security interest in any Collateral to or in favor of anyone other than Lender, other than the sale of Inventory in the ordinary course of Borrower's Business.

5.11 Borrower will, at Borrower's sole cost and expense, keep the Collateral in as good and substantial repair and condition as the same is now or at the time the lien and security interest granted by this Agreement shall attach thereto, reasonable wear and tear excepted, making repairs and replacements when and where necessary. Borrower will further take all action necessary to insure the real estate upon which the Borrower's Business is located shall be free of hazardous conditions, substances and pollutants of any kind.

5.12 Borrower shall apply the proceeds of the Loan for the purposes set forth in this Agreement and shall furnish such evidence thereof as Lender may request.

5.13 Borrower shall maintain a value of Collateral to Loan ratio as may be established by Lender in writing from time to time.



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SECTION 6.0 BORROWER'S NEGATIVE COVENANTS - Borrower hereby covenants and agrees that, for so long as there shall remain any Obligation owing to Lender, it will not, without the prior written consent of Lender:

6.1 Create or have outstanding any indebtedness for money borrowed other than from Lender.

6.2 Create, permit or suffer to exist any mortgage, lien or other encumbrance to be levied upon or become a charge against Borrower's Business or any of its properties, assets, operations, products, income or securities other than mortgages, liens or other encumbrances in favor of Lender, liens for taxes not delinquent of being contested in good faith, liens or mechanics or materialmen arising in the ordinary course of Borrower's Business with respect to liabilities which are not overdue or which are being contested in good faith, and liens resulting from deposits or pledges to secure payments or worker's compensation, unemployment insurance, old age pensions or social security.

6.3 Endorse, guarantee or become surety for the payment of any debt or liability, of any individual, partnership or corporation, directly or contingently, except for recourse on the obligations of retail purchasers of Inventory from Borrower and in connection with endorsing checks and other negotiable instruments for deposit and collection.

6.4 Sell, exchange, transfer or otherwise dispose of any of its properties, assets, operations or products except in the normal course of Borrower's Business; consolidate Borrower's Business with or merge Borrower's Business into any other business concern or permit any other business concern to consolidate with or merge into Borrower's Business; or sell, exchange, transfer, lease or otherwise dispose of all or any substantial part or its capital assets; or make or have outstanding any loan or advance to any individual, partnership or corporation, purchase any security of any corporation or invest in the obligations of any individual, partnership or corporation.

6.5 Make expenditures in any fiscal year in excess of that amount agreed to by Lender in writing from time to time.

6.6 Permit the Net Working Capital and Effective Net Worth of Borrower's Business to be less than those amounts agreed to by Lender in writing from time to time.

6.7 Make any loan to or increase the present salary or drawing account of any principal, officer or manager of Borrower's Business, directly or indirectly, or permit any of the foregoing to withdraw from Borrower's Business money in any manner other than in the normal and usual course of Borrower's Business.

6.8  Make a distribution of dividends to its stockholders.

SECTION 7.0 OWNERSHIP AND MANAGEMENT OF BORROWER'S BUSINESS

7.1 Lender has elected to enter into this Agreement and to make the Loan contemplated hereby with reliance and confidence in the integrity and ability of the persons presently having ownership interest in or being in the active management and operation of Borrower's Business as disclosed to Lender concurrently herewith, and in reliance that said persons are and shall continue to have the same ownership interest in or be in the active management and operation of Borrower's Business or both, as the case may be, so long as this Agreement remains effective and the Obligations remain outstanding.

SECTION 8.0 EVENTS OF DEFAULTS AND REMEDIES

8.1 Each one or more of the following acts or occurences shall constitute and Event of Default hereunder:

     (a) If Borrower fails to make the due and punctual payment of all or any portion of any payment of principal or interest due or to become due hereunder or the Note or under any other agreement between Borrower and Lender, including, without limiting the generality of the foregoing, failure in the prompt payment of notes evidencing the financing of Borrower's inventory of new and/or used motor vehicles or any other Obligations; or

     (b) If failure shall be made in the due observance or performance of any covenant, agreement or condition to be performed by Borrower or any guarantor hereof, or

     (c) If any representative or warranty made by Borrower to Lender shall have been determined by Lender to be untrue in any material respect as of the date that any such representation or warranty was made; or

     (d) The occurance (i) of Borrower becoming insolvent or bankrupt, or ceasing, being unable or admitting in writing its inability to pay its debts as they mature, or making a general assignment for the benefit of, or entering into any composition or arrangement with creditors (ii) of proceedings for the appointment of a receiver, trustee, or liquidator of the Borrower or of a substantial part of its assets, being authorized or instituted by or against Borrower or (iii) of proceedings under the United States Bankruptcy Code or other bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of any jurisdiction being authorized or instituted against the Borrower; or

     (e) If there is now or shall hereafter be any change in the ownership interest in or active management and operation of Borrower's Business; or

     (f) If Lender deems it is insecure for any reason or Borrower's Business is in danger of misuse, loss, seizure or confiscation; or

     (g) If any judgement against or levy, execution, attachment or other proceedings are commenced or obtained in connection with a judgment or otherwise against, or a receiver appointed of, or writ of attachment or garnishment is issued against the Borrower or a substantial part of the assets of Borrower; or

     (h) If Lender in good faith reasonably believes the margin of Collateral to the outstanding Obligations is so insufficient that the prospect of payment is impaired or otherwise insecure; or

     (i) The termination of any franchise authorizing Borrower to sell motor vehicles at the address stated above.

8.2 Upon the existence of an Event of Default, all outstanding Obligations of Borrower to Lender will (notwithstanding any provisions to the contrary) without demand or notice of any kind, thereupon immediately become due and payable, and Lender may, without any notice to Borrower, notify any parties obligated to Borrower on any of the Collateral to make payment to Lender of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof; or compromise, extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of Lender, Borrower will, at its own expense, notify any parties obligated to Borrower on any of the Collateral to make payment to Lender of any amounts due or to become due thereunder. In addition, Lender may take possession of the Collateral and any Books concerning same wherever they may be found, with or without process of law, and may dispose of the Collateral or any portion thereof in any manner permitted by law. Unless otherwise agreed to by the parties in writing, any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly made if given at least seven days before such disposition.


SECTION 9.0 APPOINTMENT OF LENDER AS ATTORNEY

9.1 When an Event of Default shall occur and be continuing, Borrower hereby irrevocably appoints Lender as attorney-in-fact with power of substitution to act for Borrower in Borrower's name or in the name of Lender or otherwise, for the use and benefit of Lender hereunder, at the expense of Borrower, provided that in no event shall this appointment impose any duty on Lender to act initially or thereafter, as this appointment is made solely to allow Lender to protect its interests in the Collateral from time to time at its option. This special power of attorney shall include, but not be limited to, the hereinafter enumerated acts:

     (a) to execute and deliver, or otherwise take any action deemed appropriate by Lender regarding any deed, lease, assignment, security agreement, certificate of title, chattel mortgage, vehicle registration, bill of sale, release and such other instruments as may be necessary to sell, assign, transfer, pledge or otherwise deal with the property of Borrower which is or shall hereafter become Collateral of Lender under this Agreement and any amendments hereto;

     (b) to demand, collect, receive payment on, release and otherwise take any action deemed appropriate by Lender regarding all claims or money due or to become due to the Borrower in connection with the purchase, sale, damage or destruction of any of the Collateral, to settle and compromise any such claim, to receive and open any mail addressed to Borrower, and to endorse checks for collection, settlement, or compromise; and

     (c) to prosecute or otherwise take any action deemed appropriate by Lender in the name of Lender or in the name of Borrower, or otherwise, any action or proceeding to collect any such claim or to enforce the right of Borrower for the benefit of Lender.

SECTION 10.0 GENERAL - Borrower and Lender further agree that:

10.1 Lender shall, at all times, have the right to set off and apply any and all credits, monies or properties of Borrower in Lender's possession or control against any Obligations of Borrower to Lender. All payments by Borrower or other funds of Borrower held or received by Lender, other than regular monthly installments or principal and interest due on the Note, shall be applied to the last maturing installments under said Note in inverse order of maturity.



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10.2 The acceptance by Lender of any installment or payment after it becomes due or the waiver by Lender of any other Event of Default shall not be deemed to alter or affect Borrower's Obligations and/or Lender's rights with respect to any subsequent payment or Event of Default.

10.3 All of the agreements, representations and warranties contained in this Agreement or in any other instrument or document delivered pursuant thereto shall survive the delivery of the Note and any extensions, renewals or substitutions thereof shall continue in full force and effect as long as there shall remain Obligations owing to Lender from Borrower.

10.4 All negotiations, correspondence and memoranda passed between the parties hereto with regard to the transactions contemplated by this Agreement other than the Commitment Letter, if any) are merged hereby and this Agreement cancels and supersedes all prior agreements between the parties with regard thereto. This Agreement may be assigned, altered, modified or abridged only by a written instrument duly executed by the authorized representatives of Lender and Borrower.

10.5 It is intended that this Agreement shall not be in violation of any valid law applicable hereto now or hereafter from time to time in effect in any jurisdiction and in event any provision hereof an any way contravenes any of said laws, this Agreement shall be considered valid except as to such provisions.

10.6 Any notice given hereunder shall be in writing and given by personal delivery or shall be sent by U.S. mail, postage prepaid, addressed to the party to be charged with such notice, at the respective address as set forth above, or such other address as may be provided in writing.

10.7 This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, successors and assigns of the parties.

10.8 This Agreement, and all rights and obligations hereunder, shall be governed by the laws of the State in which the Borrower is located, as indicated by its address set forth above.

10.9 Interest to be paid in connection herewith shall never exceed the maximum rate allowable by law applicable hereto, as the parties intend to strictly comply with all law relating to usury. Notwithstanding any provisions hereof or any other document in connection herewith to the contrary, Debtor shall not pay nor will Secured Party accept payment of any such excessive interest, which excessive interest is hereby canceled, and Secured Party shall be entitled at its option to refund any such interest erroneously paid or credit the same to Debtor's obligation hereunder.

SECTION 11.0 AUTHORITY - Borrower shall furnish to Lender upon execution of this Agreement such proof of its authority to enter into this Agreement, to make the Note and to deposit the said security with Lender as Lender from time to time reasonably may request, including, without limiting the generality of the foregoing, an opinion of Borrower's counsel and, if Borrower is a corporation, certified copies of resolutions of Borrower's stockholders, board of directors, or other managers.

SECTION 12.0 WAIVER OF JURY TRIAL - LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT THERE MAY BE A CONSTITUTIONAL RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY CLAIM, DISPUTE OR LAWSUIT ARISING BETWEEN THEM, BUT THAT SUCH RIGHT MAY BE WAIVED. ACCORDINGLY, THE PARTIES AGREE:

(A) NOTWITHSTANDING SUCH CONSTITUTIONAL RIGHT, IN THIS COMMERCIAL MATTER THE PARTIES BELIEVE AND AGREE THAT IT SHALL BE IN THEIR BEST INTEREST TO WAIVE SUCH RIGHT AND, ACCORDINGLY, HEREBY WAIVE SUCH RIGHT TO A JURY TRIAL AND FURTHER AGREE THAT THE BEST FORUM FOR HEARING ANY CLAIM, DISPUTE OR LAWSUIT, IF ANY, ARISING IN CONNECTION WITH THIS AGREEMENT OR RELATIONSHIP BETWEEN LENDER AND BORROWER, INCLUDING, BUT NOT LIMITED TO, IN CONNECTION WITH THE COLLECTION OF THE LOAN OR OTHER OBLIGATIONS SHALL BE A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A JURY.

(B) THIS WAIVER OF JURY TRIAL IS FREELY, KNOWINGLY AND VOLUNTARILY GIVEN BY EACH PARTY, WITHOUT ANY DURESS OR COERCION, AFTER EACH PARTY HAS CONSULTED WITH ITS COUNSEL AND HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT, SPECIFICALLY INCLUDING THIS WAIVER OF JURY TRIAL PROVISION.

(C) NEITHER LENDER NOR BORROWER SHALL BE DEEMED TO HAVE RELINQUISHED THIS PROVISION WAIVING JURY TRIAL EXCEPT BY A WRITING SIGNED BY AN OFFICER OF LENDER AND BORROWER RELINQUISHING THIS WAIVER OF JURY TRIAL PROVISION.


IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.


                              LAKE NORMAN DODGE, INC.



                              BY:  [ILLEGIBLE]
                                 --------------------------

                                   Its:  Pres.


                              CHRYSLER FINANCIAL CORPORATION



                              BY:  /s/ T.J Madden            T.J. Madden
                                   -----------------------
                                   Its Vice President